

Immunic Therapeutics

Multiple Sclerosis R&D Webcast

NASDAQ: IMUX | November 17, 2022

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; the potential for IMU-838 and the Company's other product candidates to safely and effectively target and treat the diseases mentioned herein; the impact of future preclinical and clinical data on IMU-838 and the Company's other product candidates; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; COVID-19 and the armed conflict in Ukraine; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission.

Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Agenda: Multiple Sclerosis R&D Webcast

#	Time	Session
1	11:00 - 11:05	Welcome and Introductions
2	11:05 - 11:10	Vidofludimus Calcium: Mode of Action
3	11:10 - 11:30	Vidofludimus Calcium: Phase 2 EMPhASIS Trial in RRMS
4	11:30 - 12:00	 Featured KOL: Fred D. Lublin, MD
5	12:00 - 12:10	Vidofludimus Calcium: Antiviral Data
6	12:10 - 12:30	 Featured KOL: Lawrence Steinman, MD
7	12:30 - 13:00	 Featured KOL: Heinz Wiendl, MD, PhD
8	13:00 - 13:10	Vidofludimus Calcium: Ongoing ENSURE and CALLIPER Programs
9	13:10 - 13:20	Vidofludimus Calcium: Strategy and Positioning
10	13:20 - 13:30	Q&A Session and Closing

01

Multiple Sclerosis R&D Webcast

Welcome and Introductions

Speakers: Multiple Sclerosis R&D Webcast

Featured Key Opinion Leaders



Fred D. Lublin, MD
Saunders Family Professor of Neurology
Director, The Corinne Goldsmith Dickinson Center for Multiple Sclerosis
Icahn School of Medicine, Mount Sinai Hospital
New York, NY, USA



Lawrence Steinman, MD
Professor of Neurology and Neurological Sciences, Pediatrics, and Genetics
Stanford University School of Medicine
Department of Neurology & Neurological Sciences
Stanford, CA, USA



Heinz Wiendl, MD, PhD
Director Department of Neurology with Institute of Translational Neurology
University of Münster, Münster, Germany

Immunic Speakers



Daniel Vitt, PhD
Co-Founder
Chief Executive Officer & President



Hella Kohlhof, PhD
Co-Founder
Chief Scientific Officer



Andreas Muehler, MD, MBA
Co-Founder
Chief Medical Officer

Advanced Clinical Pipeline

Three Differentiated Programs in Various Phases of Clinical Development

Program	Target	Preclinical	Phase 1	Phase 2	Phase 3	Key Milestones
Vidofludimus Calcium (IMU-838)	DHODH	Relapsing Multiple Sclerosis (RMS) – ENSURE Trials (through Phase 3)				▪ RMS interim analysis planned after approximately half of the events occurred ▪ ENSURE-1 trial estimated to readout end of 2025, ENSURE-2 soon thereafter
		Progressive Multiple Sclerosis (PMS) – CALLIPER Trial (through Phase 2)				▪ PMS interim analysis planned after half of the patients completed 24 weeks of treatment (estimated H2/2023) ▪ CALLIPER trial estimated to readout end of 2024
IMU-935	IL-17 / RORγt	Psoriasis (through Phase 1)				
		Castration-Resistant Prostate Cancer (CRPC) (through Phase 1)				
IMU-856	Intestinal Barrier Function	Celiac Disease (through Phase 1)				▪ 2023: initial phase 1b celiac disease data expected

Immunic THERAPEUTICS

02

Multiple Sclerosis R&D Webcast

Vidofludimus Calcium: Mode of Action

Vidofludimus Calcium Selectively Targets Only Hyperactive Immune Cells



Lymphocyte
Activated Lymphocyte
"Stressed" Lymphocyte
Pharmacological Effects
Insufficient pyrimidine recycling
IMU-838
Disease related activation
Stop of transcriptional elongation
Metabolically silent
DHODH not important
Activation of pyrimidine *de novo* synthesis
DHODH upregulation
Rate limiting step in pyrimidine synthesis
IMU-838 triggering:
Pyrimidine pool depletion
Metabolic stress signal up
Blocking of Th17/Th1 cytokines

Preserves normal immune cell function and numbers

→ No nonspecific immunosuppression

→ Maintains vaccination efficacy[1]

→ No negative effect observed on white blood cell count or rates of infection or malignancies

Illustration adapted from Tan et al., 2016, Mol Cell 62; [1] Bar-Or A, Freedman MS, Kremenchutzky M, et al. Neurology. 2013;81(6):552-558
DHODH: dihydroorotate dehydrogenase; Th: T helper

03

Multiple Sclerosis R&D Webcast

Vidofludimus Calcium: Phase 2 EMPhASIS Trial in Relapsing-Remitting Multiple Sclerosis (RRMS)

EMPhASIS Trial: Phase 2 Study Overview in RRMS

NCT03846219



Coordinating Investigator

Robert Fox (Cleveland Clinic)

Included Patient Population: RRMS With Relevant Disease Activity

- Male or female ($18 \geq \text{age} \leq 55$)
- RRMS diagnosis (Revised McDonald criteria 2017)
- Evidence of disease activity based on relapse and MRI criteria
- Baseline EDSS: $0 \geq \text{EDSS} \leq 4.0$
- Performed in Central and Eastern Europe

Blinded Treatment Period

- Parallel group design with placebo control
- Overall blinded treatment period of 24 weeks
- MRI every six weeks

Extended Treatment Period

- Up to 9.5 years
- Extension study to observe long-term safety

RRMS: relapsing-remitting multiple sclerosis; EDSS: Expanded Disability Status Scale; MRI: magnetic resonance imaging

EMPhASIS Trial: Phase 2 Trial Design in RRMS



Screening up to 28 days[a]
Main treatment period 24 weeks
Extended treatment period up to 9.5 years (optional)
Blinded
Unblinded
30 mg IMU-838
EoMT
30 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
R
45 mg IMU-838
EoMT
45 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
EoS
Scr. exam.
BL MRI
Placebo
EoMT
R
30 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
45 mg IMU-838
30 or 45 mg IMU-838[b]
EoT
D-28 -9
D-14 -3
D0
W24/EoMT End of main part 1°analysis
At time of final analysis of main part Visits every 12 weeks
W516/EoT
EoS (EoT+30d)

Key study endpoints: to evaluate the **cumulative number of new combined unique active lesions up to week 24**

- **Primary endpoint: 45 mg vidofludimus calcium vs. placebo**
- **Key secondary endpoint: 30 mg vidofludimus calcium vs. placebo**

a) Can be interrupted/extended, if the baseline MRI must be repeated due to poor quality (to be done as soon as possible). If results of the central MRI assessment are not available in time for randomization, the screening period can be extended by up to 7 days, if needed.
b) After unblinding of the main treatment period, the investigator can decide with the patient if and at which dose the treatment will be continued.
BL: baseline; exam.: examination; D: day; EoMT: end of main treatment; EoS: end of trial; EoT: end of treatment; MRI: magnetic resonance imaging; R: randomization; RRMS: relapsing-remitting multiple sclerosis; Scr.: screening; W: week

EMPhASIS Trial: Strong Reduction of MRI Lesion Activity

Primary Endpoint Hit With High Significance, Pooled Cohorts 1 & 2

Vidofludimus calcium showed strong activity on primary study endpoint in phase 2 trial

- Double-blind, placebo-controlled, randomized, parallel-group phase 2 trial in RRMS
- Blinded main treatment period of 24 weeks
- Randomized 268 patients in 36 centers across four European countries
- Cohort 1: 30 and 45 mg or placebo
- Cohort 2: 10 mg or placebo
- Extended treatment period of up to 9.5 years to observe long-term safety is ongoing

Study endpoint:
Reduction in cumulative CUA lesions up to week 24



7
6
5
4
3
2
1
0
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
0
0
[VALUE]%
[VALUE]%
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Cumulative CUA Lesions
Lesion Reduction in %

Primary and key secondary endpoints met with high statistical significance (primary: p = 0.0002 / key secondary: p < 0.0001)

As Cohort 2 only allowed MRI machines of 1.5T, pooled data of Cohorts 1 & 2 only include patients that were evaluated at MRI field strength of 1.5 Tesla. Modified full analysis set C1/C2 (N10 = 47, N30 = 65, N45 = 66, NPBO C1 = 59, NPBO C2 = 12)
Data displayed are as adjusted mean values. Estimates are adjusted for baseline volume of T2 lesions and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first investigational medicinal product (IMP) dose to date of last MRI assessment with non-missing values is used as offset term. RRMS: relapsing-remitting multiple sclerosis; MRI: magnetic resonance imaging; CUA: cumulative unique active, Gd+: gadolinium-enhancing

Immunic THERAPEUTICS

EMPhASIS Trial: Highly Significant MRI Lesion Suppression

Compares Favorably to Other First-Line and Oral Base Medications Commercially Available in RRMS*

	Vidofludimus Calcium	Vidofludimus Calcium	Glatiramer Acetate[1]	Teriflunomide[2]	Dimethyl Fumarate[3]	Fingolimod[4]	Ozanimod[5]
Administration	Oral	Oral	Injectable	Oral	Oral	Oral	Oral
Daily Dose	30 mg QD	30 mg QD	20 mg QD	14 mg QD	240 mg TID	1.25 mg QD	1 mg QD
MRI Endpoint	Cumulative **CUA lesions**	Cumulative **Gd lesions**	Cumulative Gd lesions	Mean CUA lesions/scan	Cumulative Gd lesions	Cumulative Gd lesions	Cumulative Gd lesions
Treatment Duration	24 weeks	24 weeks	9 months	36 weeks	24 weeks	6 months	24 weeks
Suppression of MRI Activity	**76%**	**78%**	**29%**	**61%**	**69%**	**43%**	**86%**

*The table summarizes the data on treatment/study discontinuation rates of the commercial dose in phase 2 trials of RRMS drugs. If the commercial dose was not included in the phase 2 trials, the dose closest to the commercial dose was shown. This high-level comparison is provided for illustrative purposes only, is based on publicly available data and does not purport to be a comprehensive comparison or depiction of the other trials. Larger data sets than presented in this presentation are publicly available for certain of the compounds included on this slide. Please note that these results are taken from separate placebo-controlled trials, and these medications have not been tested in head-to-head assessments.

QD: quaque die = once-daily; TID: ter in die = three times daily; MRI: magnetic resonance imaging; CUA: combined unique active; Gd: Gadolinium, FA C1: final analysis Cohort 1 (1.5T and 3T MRI), C1/C2: poold data from Cohort 1 and 2 (1.5T MRI only)

[1] Comi et al. Ann Neurol. 2001;49(3):290-297 [2] O'Connor et al. Neurology. 2006;66(6):894-900 [3] Kappos et al. Lancet. 2008;372(9648):1463-1472 [4] Kappos et al. N Engl J Med. 2006;355(11):1124-1140 [5] Cohen JA, Arnold DL, Comi G, et al. Lancet Neurol. 2016;15(4):373-381

EMPhASIS Trial: Reduction of Serum NfL Concentrations Observed

Versus Placebo After 24 Weeks, Pooled Cohorts 1 & 2



50%
-50%
-9%
-18%
-26%
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838

Vidofludimus calcium showed a remarkable reduction in NfL levels in all active doses tested compared with placebo

- The relative change of serum NfL versus placebo is proportional to vidofludimus calcium dose.
- Higher doses are expected to show stronger neuroprotective effects

Displayed are median values of differences between percentage change of serum neurofilament light chain concentration (Hodges-Lehmann estimation), treatment vs. placebo, combined data for Cohort 1 and 2 patients; NfL: neurofilament light chain

Immunic THERAPEUTICS

Reduction of Serum NfL by Vidofludimus Calcium

Similar to Effect Size Shown by Ocrelizumab Versus Baseline


45 mg vidofludimus calcium
24 weeks
Ocrelizumab, OBOE phase 3 trial
24 weeks
0.0%
-10.0%
-20.0%
-30.0%
-20.5 %
Change from baseline
-18.6 %
Change from baseline

Vidofludimus calcium showed a strong impact on serum NfL consistent with results shown by market leader, ocrelizumab, in phase 3 at 24 weeks

- Ocrelizumab is the only therapy to achieve approval in primary progressive MS patients

For ocrelizumab: Cross et al., Neurology Apr 2019, 92 (15 Supplement) S56.008; NfL: neurofilament light chain

Immunic THERAPEUTICS

New Data From Phase 2 EMPhASIS Trial in RRMS

Interim Analysis of Open-Label Extension (OLE) Phase

Interim Analysis of EMPhASIS Trial: Long-Term Exposure Data

Low Rate of Treatment Discontinuations During Long-Term Extension Treatment

	Total Number of Patients*
Randomized	269
Started Blinded Treatment	268
Discontinued Blinded Treatment	14
Completed Blinded Treatment (Week 24)	254
Started Open-Label Treatment	254
Discontinued Open-Label Treatment Between Aug 29, 2019 and Oct 16, 2022	45 (of which 10 are due to MS-related clinical events)
Of all Discontinuations, Those Related to Conflict in Ukraine	3 (2 relocation to other country, 1 lost to follow-up)
Continuing to be on Open-Label Extension Treatment by Database Cut on Oct 16, 2022	209

Highlights:

- Data for 525.4 treatment years in open-label treatment with vidofludimus calcium now available
- Low rate of treatment discontinuations during open-label treatment
  - Per year of study approximately 5.3% discontinuation rate
- 193 patients treated more than 96 weeks (≈2 years)
- 144 patients treated more than 144 weeks (≈3 years)
- Longest continuous treatment period in study: >180 weeks (≈ 4 years)

Database extraction date: October 16, 2022

* Including both patient cohorts and all treatment groups, including placebo, 10, 30 and 45 mg of vidofludimus calcium

Disease Course of Relapsing and Progressive Multiple Sclerosis


NATURAL HISTORY
CIS
Relapsing MS
Progressive MS
EDSS
8
6
4
2
RELAPSES
TIME (years)
Onset
5
10
15
30
CURRENT TREATMENT ERA
EDSS
8
6
4
2
START HIGH-EFFICACY TREATMENT
NATURAL HISTORY
OBSERVED COURSE
"Silent Progression"
EXPECTED COURSE
RELAPSES

For a life-long disease such as multiple sclerosis, patients require safe treatments to avoid or delay accumulating disability ("silent progression").

Hauser SL, Cree BAC. Am J Med. 2020 Dec;133(12):1380-1390.e2
EDSS: Expanded Disability Status Scale

Emerging Data Support a Change in Thinking About What is Driving Long-Term Patient Outcomes in Relapsing and Progressive MS

- New data validates that relapse-independent worsening is responsible for ~50% of disability worsening in the relapsing phase of MS, and 100% in the progressive phase of MS[1].
- This elevates the importance of any drug that:
  - Influences the relapse-independent accumulation of neurological deficits (measured as relapse-independent disability worsening and brain atrophy).

Better neuroprotective effects (measured as relapse-independent disability worsening and brain atrophy) produce better patient outcomes over the long term than higher anti-relapse effects


Disability accumulation over time
Drug 1: Low-ARR Effect, High Neuroprotection
Drug 2: High-ARR Effect, Low Neuroprotection
4
3.5
3
2.5
2
1.5
1
0.5
0
0
12
24
36
48

[1] Lublin FD, et al. Brain. 2022 Sep 14;145(9):3147-3161
ARR: annual relapse rate

EMPhASIS Trial: Encouraging Signals of Unconfirmed EDSS Changes
Based on Pooled Cohort 1 & 2 Data



Mean Change of EDSS from Baseline to Week 24
2.9
2.8
2.7
2.6
2.5
2.4
Baseline
Week 12
Week 24
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Placebo



Proportion of Patients With Unconfirmed EDSS Progression up to Week 24
Percent
25
20
15
10
5
0
11.1%
[VALUE]%
[VALUE]%
[VALUE]%
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Placebo

→ All active doses of vidofludimus calcium showed a benefit in preventing disability worsening during the 24-weeks treatment as compared with placebo

Displayed are mean values, combined data for Cohort 1 and 2 patients
EDSS: Expanded Disability Status Scale

EMPhASIS Trial: Measurement of Confirmed Disability Worsening (CDW) Events



6 Months (24 weeks)
3 Months (12 weeks)
BL
"Trigger Event"
"Confirmation Event"

Increase in EDSS compared to baseline of at least 1.5 points if baseline EDSS = 0, of at least 1.0 points if baseline EDSS of 1-5, or of at least 0.5 points if baseline EDSS ≥ 5.5

At the confirmation event and each assessment between trigger and possible confirmation event, EDSS must be at least as high as at the trigger event.

EDSS: Expanded Disability Status Scale; BL: Baseline (for example pre-study or at the beginning of a certain study phase)

EMPhASIS Trial: Confirmed Disability Worsening Events

End of 24-Week Blinded Treatment Period



CDW Events at the End of the 24-Week Blinded Treatment Period
12-Week CDW
24-Week CDW
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.6%
1.6%
3.7%
3.7%
Vidofludimus Calcium
Placebo

Data confirm a signal in preventing 12-week and 24-week confirmed disability worsening events as compared to placebo. Confirmatory data will be obtained in the phase 3 ENSURE clinical program.

CDW: confirmed disability worsening; EDSS: Expanded Disability Status Scale
Only disability worsenings with a trigger point during the 24-wek blinded treatment period are considered. The EDSS increases during the blinded treatment phase were subsequently confirmed during open-label extension phase of the trial.
Patients at risk in this analysis are 187 for vidofludimus calcium (pooling 10, 30 and 45 mg data) and 81 for placebo.
The trigger event is an EDSS progression defined as an increase in the EDSS compared to Baseline of at least 1.5 points if Baseline EDSS = 0, of at least 1.0 points if Baseline EDSS of 1-5, or of at least 0.5 points if Baseline EDSS ≥ 5.5
12-week CDW: The confirmation event is at least 77 days after the trigger event. At the confirmation event and each assessment between trigger and possible confirmation event, EDSS must be at least as high as at the trigger event.
24-week CDW is are defined analogously, the only difference being the time interval between trigger event and confirmation visit, which is at least 161 days.

Immunic THERAPEUTICS

EMPhASIS Trial: Interim Analysis Regarding 24-Week CDW Events

Patients Free of 24-Week CDW After 1 and 2 Years of OLE Vidofludimus Calcium Treatment



Proportion of Patients Free From
24-Week Confirmed Disability Worsening
97.6%
94.5%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
0
48
96
Weeks of Open-Label Extension Treatment

Data confirm that only a few patients on continuous treatment with vidofludimus calcium develop 24-week confirmed CDW events over a 2-year time frame.

CDW: confirmed disability worsening; EDSS: Expanded Disability Status Scale

Only disability worsenings compared to start of extended treatment are considered. Patients at risk in this analysis are 224 at 48 weeks and 157 for 96 weeks. This includes all patients randomized to either placebo or any dose of vidofludimus calcium. After 24 week of blinded treatment, all patients continued with open-label treatment with either 30 mg or 45 mg vidofludimus calcium. Survival rates and times estimated by the Kaplan-Meier method. 95% CI for rates based on Greenwood's formula.

The trigger event is an EDSS progression defined as an increase in the EDSS compared to Baseline of at least 1.5 points if Baseline EDSS = 0, of at least 1.0 points if Baseline EDSS of 1-5, or of at least 0.5 points if Baseline EDSS ≥ 5.5

24-week CDW: The confirmation event is at least 161 days after the trigger event. At the confirmation event and each assessment between trigger and possible confirmation event, EDSS must be at least as high as at the trigger event.

12-Week Confirmed Disease Worsening after 2 Years (96 Weeks)

EMPhASIS Data from OLE Interim Analysis 2022 Compared to Examples from Historical Trials



Patients with 12-week/3-Months Confirmed Disability Worsening (% of Patients at Risk)
RRMS
SPMS
30%
20%
10%
0%
5.9%
[VALUE]
at 108 weeks
[VALUE]
KM estimates
9.1%
[VALUE]
KM estimates
[VALUE]
at 108 weeks
13.6%
[VALUE]
up to 3 years
[VALUE]
up to 3 years
EMPhASIS
Vidofludimus Calcium
OPTIMUM
ASCLEPIOS
Teriflunomide
OPERA
Ocrelizumab
ASCLEPIOS
Ofatumumab
OPTIMUM
Ponesimod
OPERA
Interferon-1a
EXPAND
Siponimod
EXPAND
Placebo

The trigger event is any EDSS progression during the open-label extension (OLE) period defined as an increase in the EDSS compared to start of the OLE period (Baseline) of at least 1.5 points if Baseline EDSS = 0, of at least 1.0 points if Baseline EDSS of 1-5, or of at least 0.5 points if Baseline EDSS ≥ 5.5. Patients with relapsing-remitting Multiple Sclerosis at risk in this EMPhASIS analysis are 157 at 96 weeks. Data cut-off was Oct 16, 2022. This includes all patients randomized to either placebo or any dose of vidofludimus calcium during the 24-week blinded treatment period and then continued with open-label treatment with either 30 mg or 45 mg vidofludimus calcium. Survival rates and times estimated by the Kaplan-Meier method. 95% CI for rates based on Greenwood's formula.

12-week CDW: The confirmation event is at least 77 days after the trigger event. At the confirmation event and each assessment between trigger and possible confirmation event, EDSS must be at least as high as at the trigger event.

24-week CDW is are defined analogously, the only difference being the time interval between trigger event and confirmation visit, which is at least 161 days.

KM: graphical estimates from published Kaplan-Meier curves; EDSS: Expanded Disability Status Scale; RRMS: relapsing-remitting multiple sclerosis; SPMS: secondary progressive multiple sclerosis. All trials performed in relapsing-remitting Multiple Sclerosis. Except EXPAND trial was performed in patients with active and non-active secondary progressive MS (SPMS).

Vidofludimus Calcium: Immunic data; OPTIMUM: Kappos et al. 2021; ASCLEPIOS: Hauser et al. 2020; EXPAND: Kappos et al. 2018; ULTIMATE: Steinman et al. 2022; OPERA: Hauser et al. 2017

Immunic THERAPEUTICS

24-Week Confirmed Disease Worsening after 2 Years (96 Weeks)

EMPhASIS Data from OLE Interim Analysis 2022 Compared to Examples from Historical Trials



Patients with 24-Week/6-Months Confirmed Disability Worsening (% of Patients at Risk)
30%
20%
10%
0%
RRMS
SPMS
5.5%
[VALUE]
at 108 weeks
[VALUE]
KM estimates
6.9%
[VALUE]
[VALUE]
at 108 weeks
10.5%
[VALUE]
up to 3 years
[VALUE]
up to 3 years
EMPhASIS
Vidofludimus Calcium
OPTIMUM
ASCLEPIOS
Teriflunomide
OPERA
ASCLEPIOS
Ocrelizumab
Ofatumumab
OPTIMUM
OPERA
Ponesimod
Interferon-1a
EXPAND
Siponimod
EXPAND
Placebo

The trigger event is any EDSS progression during the open-label extension (OLE) period defined as an increase in the EDSS compared to start of the OLE period (Baseline) of at least 1.5 points if Baseline EDSS = 0, of at least 1.0 points if Baseline EDSS of 1-5, or of at least 0.5 points if Baseline EDSS ≥ 5.5. Patients with relapsing-remitting Multiple Sclerosis at risk in this EMPhASIS analysis are 157 at 96 weeks. Data cut-off was Oct 16, 2022. This includes all patients randomized to either placebo or any dose of vidofludimus calcium during the 24-week blinded treatment period and then continued with open-label treatment with either 30 mg or 45 mg vidofludimus calcium. Survival rates and times estimated by the Kaplan-Meier method. 95% CI for rates based on Greenwood's formula.

12-week CDW: The confirmation event is at least 77 days after the trigger event. At the confirmation event and each assessment between trigger and possible confirmation event, EDSS must be at least as high as at the trigger event.

24-week CDW is are defined analogously, the only difference being the time interval between trigger event and confirmation visit, which is at least 161 days.

KM: graphical estimates from published Kaplan-Meier curves; EDSS: Expanded Disability Status Scale; RRMS: relapsing-remitting multiple sclerosis; SPMS: secondary progressive multiple sclerosis. All trials performed in relapsing-remitting Multiple Sclerosis. Except EXPAND trial was performed in patients with active and non-active secondary progressive MS (SPMS).

Vidofludimus Calcium: Immunic data; OPTIMUM: Kappos et al. 2021; ASCLEPIOS: Hauser et al. 2020; EXPAND: Kappos et al. 2018; ULTIMATE: Steinman et al. 2022; OPERA: Hauser et al. 2017

Immunic THERAPEUTICS

Recent MS Landmark Papers

New Understanding of Drivers of Long-Term Patient Outcomes

First Key Publication in 2022

Most Disease Progression is Independent of Relapse, Even in Early RMS[1]

- Longstanding belief that the disability worsening process is only driven by relapse activity in RMS Patients
- New analysis of 35,000+ patients identifies **MS as "smoldering disease"**
  - Occurs in **absence of relapse activity** in RMS patients
  - Contributes to **half of disability accumulation** in RMS
  - **Dominant driver** of disease worsening in SPMS, PPMS


BRAIN
ORIGINAL ARTICLE
How patients with multiple sclerosis acquire disability
Fred D. Lublin, Dieter A. Häring, Habib Ganjgahi, Alex Ocampo, Farhad Hatami, Jelena Čuklina, Piet Aarden, Frank Dahlke, Douglas L. Arnold, Heinz Wiendl, Tanuja Chitnis, Thomas E. Nichols, Bernd C. Kieseier and Robert A. Bermel

What is the contribution of non-relapse related disability to the MS disease progression ?

[1] Lublin FD, et al. Brain. 2022 Sep 14;145(9):3147-3161
RMS: relapsing multiple sclerosis; SPMS: secondary progressive multiple sclerosis; PPMS: primary progressive multiple sclerosis

Immunic THERAPEUTICS

04

Featured KOL

Fred D. Lublin, MD

Saunders Family Professor of Neurology
Director, The Corinne Goldsmith Dickinson Center for Multiple Sclerosis
Icahn School of Medicine, Mount Sinai Hospital
New York, NY, USA

05

Multiple Sclerosis R&D Webcast

Vidofludimus Calcium: Antiviral Data

Link of Epstein-Barr Virus (EBV) Infection and Onset of MS

Fig. 3. EBV infection precedes elevation of sNfL before the onset of MS. (**A**) Box plots of sNfL levels before, around, and after the time of EBV infection. *$P < 0.05$, two-sided multivariable linear regression model adjusted for age and sex. (**B**) Within-person increase in sNfL levels in MS cases around and after time of EBV infection compared with before EBV infection. **$P < 0.01$, two-sided linear mixed-effects regression model. (**C**) Within-person increase in sNfL levels in controls around and after time of EBV infection compared with before EBV infection. Error bars in (B) and (C) are 95% CIs. sNfL levels increased significantly more in MS cases than in controls in the sample collected after time of EBV infection compared with before EBV infection ($P < 0.001$, two-sided linear mixed-effects regression model).



A
NfL levels before EBV infection
NfL levels at time of 1st EBV positive sample
NfL levels after EBV infection
n.s.
n.s.
*
Neurofilament light chain, pg/mL
50
20
10
5
MS
No MS
B
MS
C
No MS
n.s.
**
n.s.
n.s.
Within-person change in NfL (%)
100%
80%
60%
40%
20%
0%
-20%
Before EBV infection (ref. group)
Around time of EBV infection
After EBV infection

A recently published study looked at EBV infections in a cohort comprising more than 10 million young adults on active duty in the U.S. military, 955 of whom were diagnosed with MS during their period of service.

- Risk of MS increased 32-fold after infection with EBV but did not increase after infection with other viruses, including the similarly transmitted cytomegalovirus.
- Serum neurofilament light chain levels, a biomarker of neuroaxonal degeneration, increased only after EBV seroconversion.
- These findings cannot be explained by any known risk factor for MS and suggest EBV as the leading cause of MS.

Bjornevik K. et al., Science. 10.1126/science.abj8222 (2022)

Immunic THERAPEUTICS

Epstein-Barr Virus (EBV) Antibody Titers are Higher in MRI-Active Patients



C
EBNA1 IgG titer
4000
3000
2000
1000
0
p<0.001
295
791
EBNA-1 Gd -ve
EBNA-1 Gd +ve
Subjects with non-active/active MRI
D
Ratio of EBNA1:VCA IgG
20
15
10
5
0
p<0.001
1.008
3.8
Ratio Gd -ve
Ratio Gd +ve
Subjects with non-active/active MRI

Farrell RA, Antony D, Wall GR, et al. Neurology. 2009;73(1):32-38
MRI: magnetic resonance imaging; IgG: immunoglobulin G; Gd: gadolinium

Epstein-Barr Virus (EBV) Virus Shedding in Saliva as Indicator for Lytic (Active) Infection

Lytic EBV Activity in an MS Population

Studies	Number of Overall Patients with EBV Shedding Data	Proportion of Patients with EBV Virus Shedding of >5.8 copies/µl of saliva
INSPIRE	20	24.10%
ExIMS	119	22.90%
MEAVIS	18	21.10%

EBV lytic activity in saliva:

- Can be an indicator of EBV lytic activity across a patient cohort
- Is fluctuating in MS patients and changing between "EBV shedders" and "non-shedders"
- Can be used for testing of antiviral drugs in MS

Teriflunomide Decreases Lytic EBV Activity



Samples With EBV Shedding[a]
Proportion of Samples, %
30
25
20
15
10
5
0
P<0.0001
P<0.0001
P<0.0001
9.5
24.1
22.9
21.1
Teriflunomide
INSPIRE
ExIMS
MEAVIS

Teriflunomide (a first generation DHODH inhibitor) inhibited the probability of EBV shedding in an MS patient population

Left: Holden DW, et al. Mult Scler Relat Disord. 2018 Oct;25:197-199 / Right: Gold J, et al. Presented at ECTRIMS-ACTRIMS 2020

Vidofludimus Calcium: DHODH Inhibition Provides Broad-Spectrum Antiviral Activity Against Different Pathogenic Viruses

Antiviral Activity With EC_{50} Values in Single Digit µM Range


HCV
(EC_{50} 5.9 µM)
SARS-CoV-2
($EC_{99.9}$ ~10 µM)
Vidofludimus Calcium
hCMV
(EC_{50} 7.4 µM)
HIV
(EC_{50} 2.1 µM)
Arenavirus
(EC_{50} 2.9 µM)

Left: Hahn F et al. (2020) Viruses. 12:1394

Vidofludimus Calcium Inhibits Epstein-Barr Virus (EBV) Replication and Reactivation

- Viruses rely on the host cell's infrastructure for replication
- Inhibition of DHODH by vidofludimus calcium leads to a depletion of pyrimidine nucleotides that are needed for the
  - Production of viral RNA and DNA (virus genome)
  - And Production of viral proteins (via mRNA)
- By targeting the host cell metabolism, vidofludimus calcium has shown to be active against different RNA and DNA viruses *in vitro* including strong anti-EBV activity

Prevention of Epstein-Barr Virus (EBV) Reactivation by Vidofludimus Calcium Theorized to Provide Long-Term Benefit for MS Patients

Direct Antiviral Effect: Blocks EBV Replication, Reactivation and Virus Particle Production


Epithelial cells
Virus
Primary infection
Viral entry and replication
Vidofludimus Calcium
B-cell
Blasting B-cell
T-cell
Promotes specific response
Latency
Persistent infection
Shedding of viruses
Reactivation
Vidofludimus Calcium

- With each reactivation and infection cycle, a newly generated humoral immune response bears the risk of newly generated cross-reactive antibodies by a process called somatic hypermutation.


B cell
EBV antigen
EBV-specific B cell
Blood–brain barrier
Helper T cell
GlialCAM antigen
Follicular dendritic cell
Generation of crossreactive antibodies
Antibody
Plasmablasts
Somatic hypermutation
Autoimmunity

→ A blockade of the recurrent reactivation cycle of EBV by treatment with vidofludimus calcium, might therefore provide a **long-term benefit** by **reducing the constant neurodestructive trigger** of EBV.

Left: https://stock.adobe.com/de/images/the-epsteinnbarr-virus-replication-cycle/169344270 / Right: Wekerle H., Nature. 2022 Mar;603(7900):230-232

Vidofludimus Calcium: Potent Anti-Epstein-Barr Virus (EBV) Activity Demonstrated in Cell-Culture-Based Systems

Anti-Akata-BX1-EBV-GFP stimulated with hIgG



EBV-GFP⁺ (% of vehicle)
110
100
90
80
70
60
50
40
30
20
10
0
vehicle
0.4
1.1
3.3
10
30
IMU-838 [µM]

Vidofludimus calcium showed concentration-dependent anti-EBV activity with an IC_{50} of 3.3 µM

Lytic reactivation of EBV strongly is reduced by Vidofludimus calcium



Raji
B95-8
Zta/BZLF1⁺ Raji cells (#)
Zta/BZLF1⁺ B95-8 cells (#)
TPA (ng/ml):
0
45
Vehicle
5 µM IMU-838
15 µM IMU-838

Vidofludimus calcium produced a concentration-dependent reduction of the immediate early antigen, Zta

Prof. M. Marschall, Institute for Clinical and Molecular Virology, Friedrich-Alexander University of Erlangen-Nürnberg, Germany. TPA: 12-O-tetradecanoylphorbol-13-acetate, Zta/BZLF1: an immediate early EBV antigen; Akata: virus producing cell line with recombinant viral genome containing GFP, Raji: latently infected human blastoid B cell line, chemical stimulation induces lytic cycle; B95-8 simian lymphoblastoid cell line

Vidofludimus Calcium Showed Interesting Hints for Clinical Anti-SARS-CoV-2 Activity and Maintaining Humoral Response

Treatment Corresponds with Decreased Number of Opportunistic SARS-CoV-2 Infections



Fraction of Patients with Infection
35%
30%
25%
20%
15%
10%
5%
0%
33.0%
17.0%
25.0%
8.5%

	Any Infection	COVID-19
10 mg IMU-838	17.0%	8.5%
Placebo	33.0%	25.0%

Phase 2 EMPhASIS Trial in RRMS

Number of reported COVID-19 cases in Cohort 2

Treatment Does Not Interfere With Antibody Development During SARS-CoV-2 Infection

	Day 6		Day 14		Day 28	
	IgA	IgG	IgA	IgG	IgA	IgG
Placebo	84%	88%	94%	94%	97%	99%
Vidofludimus Calcium	86%	93%	97%	97%	95%	100%

Phase 2 CALVID-1 Trial in COVID-19

Proportion of patients with anti-SARS-CoV-2 IgA or IgG antibodies

COVID-19: coronavirus disease 2019; SARS-CoV-2: severe acute respiratory syndrome coronavirus; RRMS: relapsing-remitting multiple sclerosis; QD: quaque die = once-daily; IgA: immunoglobulin A; IgG: immunoglobulin G

Immunic THERAPEUTICS

New Understanding of Drivers of Long-Term Patient Outcomes

More Key Publications in 2022 Regarding Role of Epstein-Barr Virus

Epstein-Barr Virus (EBV) is Essential for Onset of MS and Involved in Ongoing Autoimmunity[1,2]

- Epidemiologic study showed a **clear association between EBV infection and occurrence of MS**[2]
- **32-fold increased risk** in EBV-infected patients[2]
- **Cross-reactive antibodies between EBV antigen EBNA1 and CNS protein GlialCAM** found in the CSF of MS patients[3,4]

Is there a connection between ongoing EBV activity and neurodegeneration?


Science
Epstein-Barr virus and multiple sclerosis
Article
Clonally expanded B cells in multiple sclerosis bind EBV EBNA1 and GlialCAM
REPORT
Longitudinal analysis reveals high prevalence of Epstein-Barr virus associated with multiple sclerosis

[1] Lublin FD, et al. Brain. 2022 Sep 14;145(9):3147-3161 [2] Bjornevik K. et al., Science. 10.1126/science.abj8222 (2022) [3] Lanz, T.V., et al. Nature 603, 321–327 (2022) [4] Robinson WH, Steinman L. Science. 2022 Jan 21;375(6578):264-265
EBV: Epstein-Barr Virus; CNS: central nervous system; CSF: cerebrospinal fluid

06

Featured KOL

Lawrence Steinman, MD

Professor of Neurology and Neurological Sciences, Pediatrics, and Genetics
Stanford University School of Medicine
Department of Neurology & Neurological Sciences
Stanford, CA, USA

Ongoing Epstein-Barr Virus (EBV) Infection During the MS Course

EBV Infection and Reactivation Seems to be an Ongoing Trigger for the Immune System in MS Patients

- MS is not only preceded by EBV infection, but also associated with **broader EBV-specific T cell receptor repertoires**, consistent with an **ongoing anti-EBV immune reaction** in MS
- In MS patients, cerebrospinal fluid also contained EBV-specific central memory CD8+ T cells, **suggesting recent priming**

To what extend is active EBV infection an ongoing process during MS progression?


JEM

BRIEF DEFINITIVE REPORT

Broader Epstein-Barr virus-specific T cell receptor repertoire in patients with multiple sclerosis

Introduction

Schneider-Hohendorf et al. J. Exp. Med. 2022 Vol. 219 No. 11 e20220650; CD: cluster of differentiation

Immunic THERAPEUTICS

07

Featured KOL

Heinz Wiendl, MD, PhD

Director Department of Neurology with Institute of Translational Neurology
University of Münster, Münster, Germany

07

Multiple Sclerosis R&D Webcast

Q&A Session

08

Multiple Sclerosis R&D Webcast

Vidofludimus Calcium: Ongoing ENSURE and CALLIPER Programs

Straightforward Approval Strategy in Multiple Sclerosis

Enables Clear Demonstration of Effect on Smoldering MS

Phase 3 ENSURE Program in RMS[1]

- Two identical pivotal trials in RMS patients
- Goal: Low risk clinical program for regulatory approval of vidofludimus calcium
- Dosage: 30 mg vidofludimus calcium QD

Phase 2 CALLIPER Trial in PMS[2]

- Phase 2 trial in PMS patients
- Goal: Demonstrate vidofludimus calcium's potential for neuroprotective activity in a non-relapse setting
- Dosage: 45 mg vidofludimus calcium QD



Intended to Provide a Straightforward Path Towards Potential Regulatory Approval:

- Immunic believes that the phase 3 ENSURE program provides a straightforward path towards regulatory approval of vidofludimus calcium in RMS.
- CALLIPER is designed to corroborate vidofludimus calcium's neuroprotective potential to support the drug's unique profile.

[1] ClinicalTrials.gov:NCT05134441 & NCT05201638; [2] ClinicalTrials.gov: NCT05054140
RMS: relapsing multiple sclerosis; PMS: progressive multiple sclerosis; QD: quaque die = once-daily

Immunic THERAPEUTICS

ENSURE Program: Ongoing Pivotal Phase 3 Trials in RMS

NCT05134441 & NCT05201638



Coordinating Investigator

Robert J. Fox, M.D.
Cleveland Clinic

Included Patient Population: Relapsing Forms of MS

- Adult patients aged 18 to 55 years
- Established diagnosis of MS (Revised McDonald criteria 2017)
- Confirmed relapsing MS (1996 Lublin criteria)
- Active disease as defined by Lublin 2014
- EDSS score at screening between 0 to 5.5

Two Multicenter, Randomized, Double-Blind Phase 3 Trials

- Approximately 1,050 patients in each trial
- More than 100 sites in the United States, Latin America, Central and Eastern Europe, and India in each trial
- Randomization to 30 mg vidofludimus calcium or placebo QD

ENSURE-1: Vidofludimus Calcium vs. Placebo

72 Weeks

- N=525 Vidofludimus Calcium
- N=525 Placebo
- Primary Endpoint: Time to First Relapse

ENSURE-2: Vidofludimus Calcium vs. Placebo

72 Weeks

- N=525 Vidofludimus Calcium
- N=525 Placebo
- Primary Endpoint: Time to First Relapse

Key Secondary Endpoint (Pooled Only): Confirmed Disability Worsening

Lublin FD, et al. Neurology. 2014;83(3):278-286
EDSS: Expanded Disability Status Scale; QD: quaque die = once-daily

CALLIPER Trial: Ongoing Phase 2 Trial Intended to Complement the Phase 3 Program in RMS



Coordinating Investigator

Robert J. Fox, M.D.
Cleveland Clinic

Included Patient Population: Progressive Forms of MS

- Adult patients aged 18 to 65 years
- PPMS or SPMS diagnosis (Revised McDonald criteria 2017)
- EDSS score at screening between 3.0 to 6.5
- No evidence of relapse in last 24 months before randomization
- Evidence of disability progression

Multicenter, Randomized, Double-Blind, Placebo-Controlled Phase 2 Trial*

- Approximately 450 patients in more than 70 sites in North America, Western, Central and Eastern Europe
- Randomization to 45 mg vidofludimus calcium or placebo QD
- Primary endpoint: annualized rate of percent brain volume change up to 120 weeks

Treatment Schedule

- Blinded 120-week main treatment period
- Optional, approximately 8-year, open-label extension period
- Interim analysis of serum neurofilament light chain planned after approximately half of the enrolled patients have completed 24-weeks of treatment

* NCT05054140
PPMS: primary progressive multiple sclerosis; SPMS: secondary progressive multiple sclerosis; EDSS: Expanded Disability Status Scale; QD: quaque die = once-daily

Immunic THERAPEUTICS

Straightforward Path Towards Potential Approval


CALLIPER Interim Analysis H2/2023
CALLIPER Readout End of 2024
ENSURE-1 Readout End of 2025
ENSURE-2 Readout 2026
NDA Submission 2026
H2
H1
H2
H1
H2
H1
H2
H1
H2
H1
2023
2024
2025
2026
RMS ENSURE-1 – Phase 3
RMS ENSURE-2 – 2nd Phase 3
PMS CALLIPER – Phase 2
PMS Phase 3

These timelines are current estimates and depend on numerous factors which are not always under our direct control.

Immunic THERAPEUTICS

09

Multiple Sclerosis R&D Webcast

Vidofludimus Calcium: Strategy and Positioning

Publication Highlights That the Majority of Patients with MS Have a Very Low Risk Tolerance for Safety Issues of DMTs



CMSC
NARCOMS
North American Research Committee on Multiple Sclerosis

A survey of risk tolerance to multiple sclerosis therapies

Abstract

Objective

Methods

Results

Conclusion

- 64% of patients with MS were unwilling to accept the risk of a DMT with a <0.001% chance of PML or loss of kidney function
- ~47% of MS patients forego treatment due to safety concerns

Percent accepting risk group by condition



Accepting risk (%)
100
90
80
70
60
50
40
30
20
10
0
16.6
36.0
15.5
31.8
16.0
34.6
14.7
34.7
14.5
34.6
15.9
35.0
10.8
32.7
15.2
41.4
3.8
18.8
13.4
64.0
3.7
20.2
11.9
64.2
Infection (3340)
Thyroid (3266)
Skin (3238)
Liver (3234)
Kidney (3255)
PML (3254)
Large: 1:50-Risk regardless of death
Moderate: 1:1000-1:100
Low: 1:50,000-1:2000
Minimal: No risk-1:100,000

Fox RJ, Cosenza C, Cripps L, Ford P, Mercer M, Natarajan S, Salter A, Tyry T, Cofield SS. Neurology. 2019 Apr 2;92(14):e1634-e1642
DMT: disease modifying therapy, PML: progressive multifocal leukoencephalopathy

Immunic THERAPEUTICS

Claims Analysis Also Evidences That Significant Proportion of the MS Patient Population Prioritizes Safety Over Efficacy

- Despite only 34% prevention of relapses at two years, glatiramer acetate is the second most commonly used DMT
- Patient choice of other options comes with harmful tradeoffs:
  - Loss of immunity, B cells
  - PML risk, infections, cancer
  - High adverse event rates
  - Monitoring requirements
  - Tolerability challenges

Claims Analysis Over Most Recent Three Years

Percent of Patients Exposed to Each DMT


Ocrevus®
Glatimer Acetate
Dimethyl Fumarate
Aubagio®
Interferons*
Gilenya®
Tysabri®
0%
5%
10%
15%
20%
25%
30%

Patient treatment exposure data based on proprietary research performed in partnership with Trinity Partners & utilizing Komodo Health claims data analysis, 2022. All % of patients without relapses at 2 years provided per product labels. * Interferons share of patients treated includes combined Avonex® and Rebif®-treated patients. DMT: disease modifying therapy, PML: progressive multifocal leukoencephalopathy

Vidofludimus Calcium Addresses Multiple Drivers of Neurodegeneration in MS Patients

Vidofludimus calcium can target various aspects of 'smoldering' MS

1 Anti-Viral Effects

- ✓ Broad-spectrum antiviral activity established
- ✓ EBV linked to MS
- ✓ Vidofludimus calcium with potent anti-EBV activity

2 Direct Neuroprotective Effects

- ✓ New data showing impact on validated neuroprotective target
- ✓ Impact on serum neurofilament
- ✓ Encouraging clinical signals from phase 2 trial on change in EDSS

3 Anti-Inflammatory Effects

- ✓ Selectively targets hyperactive immune cells
- ✓ Reduces MRI lesions
- ✓ Reduces relapses
- ✓ Mechanism already shown to reduce brain atrophy

EBV: Epstein-Barr Virus; MRI: magnetic resonance imaging; EDSS: Expanded Disability Status Scale

The Unmet Needs in MS Encompasses Multiple Patient Segments

725,000 US diagnosed MS patients[1]
Multiple opportunities to address unmet needs of patients

Market Opportunity: $1 B – $10 B

Risk intolerant patients
Raise efficacy standard for established segment

- ~30% of treated patients still choosing glatiramer acetate (worst efficacy of all DMTs)[2]

Patients who need alternatives
MoA to match MS pathophysiology

- Numerous shortcomings exist with existing DMTs for 30% of patients[2]
- Treatment switches common

Patients with progressive disease
Address disability progression

- Biomarker impact rivals Ocrevus® (only DMT with label for primary progressive patients)
- Disability progression remains largest unmet need

Untreated patients
Increase treatment rate

- ~50% of patients with MS do not receive DMT treatment[2,3]

Evidence Supporting Commercial Potential

- Completed phase 2 trial (EMPhASIS) & ongoing phase 3 program (ENSURE)
- Progressive MS trial (CALLIPER)
- Full data package

[1] Company estimates leveraging Briggs, F. B., & Hill, E. (2019). *Multiple Sclerosis Journal* & Wallin, M. T., Culpepper, W. J., Campbell, J. D., Nelson, L. M., Langer-Gould, A., Marrie, R. A., & Buka, S. L. (2019). *Neurology*, *92*(10), e1029-e1040.
[2] Proprietary research performed in 2022 in partnership with Trinity Partners and utilizing Komodo Health claims data analysis [3] Fox RJ, Cosenza C, Cripps L, Ford P, Mercer M, Natarajan S, Salter A, Tyry T, Cofield SS. Neurology. 2019 Apr 2;92(14):e1634-e1642
DMT: disease modifying therapy; MoA: mode of action; B: billion

Vidofludimus Calcium Aimed to Go Above and Beyond Current Care to Comprehensively Address Patients' Needs

Targeted to elevate the standard of care with a holistic solution for MS patients



Uniquely matched to the multi-faceted neurodegeneration of smoldering and active MS

- Anti-viral effects
- Anti-inflammatory effects
- Neuroprotective effects

Seeks to provide unrivaled safety, tolerability & convenience

- Targeted to set the new standard for patient preference, exceeding all options including glatiramer acetate

Immunic THERAPEUTICS

10

Multiple Sclerosis R&D Webcast

Q&A Session and Closing

Thank You!



Jessica Breu

Head of IR & Communications

Phone: +49-89-2080477-09

Email: ir@imux.com

Web: www.imux.com



Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Lochhamer Schlag 21
82166 Gräfelfing (Munich)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic THERAPEUTICS

Multiple Sclerosis R&D Webcast

Back-up

EMPhASIS Trial: Interim Analysis Regarding 12-Week CDW Events

Patients Free of 12-Week CDW After 1 and 2 Years of OLE Vidofludimus Calcium Treatment



Proportion of patients free from
12-week confirmed disability worsening
97.2%
94.1%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
0
48
96
Weeks of Open-Label Extension Treatment

Data confirm that only a few patients on continuous treatment with vidofludimus calcium develop 12-week confirmed CDW events over a 2-year time frame.

CDW: confirmed disability worsening; EDSS: Expanded Disability Status Scale
Only disability worsenings compared to start of extended treatment are considered. Patients at risk in this analysis are 224 at 48 weeks and 157 for 96 weeks. This includes all patients randomized to either placebo or any dose of vidofludimus calcium. After 24 week of blinded treatment, all patients continued with open-label treatment with either 30 mg or 45 mg vidofludimus calcium. Survival rates and times estimated by the Kaplan-Meier method. 95% CI for rates based on Greenwood's formula.
The trigger event is an EDSS progression defined as an increase in the EDSS compared to Baseline of at least 1.5 points if Baseline EDSS = 0, of at least 1.0 points if Baseline EDSS of 1-5, or of at least 0.5 points if Baseline EDSS ≥ 5.5
12-week CDW: The confirmation event is at least 77 days after the trigger event. At the confirmation event and each assessment between trigger and possible confirmation event, EDSS must be at least as high as at the trigger event.

Immunic THERAPEUTICS

12-Week Confirmed Disease Worsening after 1 Year (48 Weeks)

EMPhASIS Data from OLE Interim Analysis 2022 Compared to Examples from Historical Trials



Patients with 12-Week Confirmed Disability Worsening (% of Patients at Risk)
30%
20%
10%
0%
RRMS
SPMS
[VALUE]
≈[VALUE]
≈[VALUE]
≈[VALUE]
6.6%
≈[VALUE]
≈[VALUE]
≈[VALUE]
≈[VALUE]
EMPhASIS
Vidofludimus Calcium
OPTIMUM
ASCLEPIOS
Teriflunomide
OPERA
Ocrelizumab
ASCLEPIOS
Ofatumumab
OPTIMUM
Ponesimod
OPERA
Interferon-1a
EXPAND
Siponimod
EXPAND
Placebo

The trigger event is any EDSS progression during the open-label extension (OLE) period defined as an increase in the EDSS compared to start of the OLE period (Baseline) of at least 1.5 points if Baseline EDSS = 0, of at least 1.0 points if Baseline EDSS of 1-5, or of at least 0.5 points if Baseline EDSS ≥ 5.5. Patients with relapsing-remitting Multiple Sclerosis at risk in this EMPhASIS analysis are 224 at 48 weeks. Data cut-off was Oct 16, 2022. This includes all patients randomized to either placebo or any dose of vidofludimus calcium during the 24-week blinded treatment period and then continued with open-label treatment with either 30 mg or 45 mg vidofludimus calcium. Survival rates and times estimated by the Kaplan-Meier method. 95% CI for rates based on Greenwood's formula.

12-week CDW: The confirmation event is at least 77 days after the trigger event. At the confirmation event and each assessment between trigger and possible confirmation event, EDSS must be at least as high as at the trigger event.

24-week CDW is are defined analogously, the only difference being the time interval between trigger event and confirmation visit, which is at least 161 days.

Values noted with ≈ are graphical estimates from published Kaplan-Meier curves, EDSS - Expanded Disability Status Scale, RRMS – relapsing-remitting multiple sclerosis, SPMS- secondary progressive multiple sclerosis. All trials performed in relapsing-remitting Multiple Sclerosis. Except EXPAND trial was performed in patients with active and non-active secondary progressive MS (SPMS).

Vidofludimus Calcium: Immunic data; OPTIMUM: Kappos et al. 2021; ASCLEPIOS: Hauser et al. 2020; EXPAND: Kappos et al. 2018; ULTIMATE: Steinman et al. 2022; OPERA: Hauser et al. 2017

Immunic THERAPEUTICS

24-Week Confirmed Disease Worsening after 1 Year (48 Weeks)

EMPhASIS Data from OLE Interim Analysis 2022 Compared to Examples from Historical Trials



Patients with 24-Week Confirmed Disability Worsening (% of Patients at Risk)
30%
20%
10%
0%
RRMS
SPMS
[VALUE]
≈[VALUE]
≈[VALUE]
≈[VALUE]
≈[VALUE]
≈[VALUE]
≈[VALUE]
≈[VALUE]
≈[VALUE]
EMPhASIS
Vidofludimus Calcium
OPTIMUM
ASCLEPIOS
Teriflunomide
OPERA
ASCLEPIOS
Ocrelizumab
Ofatumumab
OPTIMUM
OPERA
Ponesimod
Interferon-1a
EXPAND
Siponimod
EXPAND
Placebo

The trigger event is any EDSS progression during the open-label extension (OLE) period defined as an increase in the EDSS compared to start of the OLE period (Baseline) of at least 1.5 points if Baseline EDSS = 0, of at least 1.0 points if Baseline EDSS of 1-5, or of at least 0.5 points if Baseline EDSS ≥ 5.5. Patients with relapsing-remitting Multiple Sclerosis at risk in this EMPhASIS analysis are 224 at 48 weeks. Data cut-off was Oct 16, 2022. This includes all patients randomized to either placebo or any dose of vidofludimus calcium during the 24-week blinded treatment period and then continued with open-label treatment with either 30 mg or 45 mg vidofludimus calcium. Survival rates and times estimated by the Kaplan-Meier method. 95% CI for rates based on Greenwood's formula.

12-week CDW: The confirmation event is at least 77 days after the trigger event. At the confirmation event and each assessment between trigger and possible confirmation event, EDSS must be at least as high as at the trigger event.

24-week CDW is are defined analogously, the only difference being the time interval between trigger event and confirmation visit, which is at least 161 days.

Values noted with ≈ are graphical estimates from published Kaplan-Meier curves, EDSS - Expanded Disability Status Scale, RRMS – relapsing-remitting multiple sclerosis, SPMS- secondary progressive multiple sclerosis. All trials performed in relapsing-remitting Multiple Sclerosis. Except EXPAND trial was performed in patients with active and non-active secondary progressive MS (SPMS).

Vidofludimus Calcium: Immunic data; OPTIMUM: Kappos et al. 2021; ASCLEPIOS: Hauser et al. 2020; EXPAND: Kappos et al. 2018; ULTIMATE: Steinman et al. 2022; OPERA: Hauser et al. 2017

Immunic THERAPEUTICS